UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 4, 2018

SB PARTNERS
(Exact name of registrant as specified in its charter)

New York	0-8952	13-6294787
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

1 New Haven Avenue, Suite 102A, Milford, CT.		06460
(Address of principal executive offices)		(Zip Code)

(203) 283-9593
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)

Emerging growth company                ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                                      ☐

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance sheet Arrangement

Registrant currently has an outstanding bank loan (“Loan”) in the amount of $5,693,876 due to the Holder (“Holder”) of the Loan. The Loan has a maturity date of April 29, 2019 although Registrant has two 1-year options to extend the maturity date under certain conditions. The Loan does not pay or accrue any interest under the terms of a previous workout agreement.

On October 4, 2018, the Registrant entered into an Agreement for Discounted Payoff (“Payoff Agreement”) with the Holder. Under the terms of the Payoff Agreement, Registrant will pay off completely and satisfy the obligations of the Loan by making a one-time payment of $4,000,000 no later than October 30, 2018. The source of funds to pay off the Loan is a distribution from Sentinel Omaha, LLC of $2,400,000, cash escrow held by the Holder of approximately $510,000 and the remainder from partnership cash reserves to total $4,000,000. The payoff of $4,000,000 to satisfy the Loan is less than the outstanding balance of the Loan in the amount of $5,693,876. The difference of $1,693,876 is recorded as Income from Forgiveness of Debt.

Item 9.01 Financial Statements and Exhibits.

(b)         Pro forma financial information.

Pro forma financial statements reflecting the distribution from Sentinel Omaha, LLC and the payoff of the Loan are furnished herewith. The balance sheet as of the last filing, June 30, 2018, has been adjusted to reflect the distribution from Sentinel Omaha, LLC and the payoff of the Loan as if the transactions had been consummated on the balance sheet date. The statement of operations for the six months ended June 30, 2018 and for the year ended December 31, 2017 has been adjusted to reflect the results of operations of the Registrant as if the distribution from Sentinel Omaha, LLC and the payoff of the Loan had been consummated at the beginning of the periods presented.

(d)         Exhibits.

Exhibit No.	Description

10.1.1	Agreement for Discounted Payoff between Wells Fargo Bank, National Association and SB Partners and Eagle IV Realty LLC.

99.1	Unaudited pro forma financial statements of the Registrant after giving effect to the distribution from Sentinel Omaha, LLC and the payoff of the Loan.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SB PARTNERS
(Registrant)

	By:	SB PARTNERS REAL ESTATE CORPORATION
General Partner
Principal Financial & Accounting Officer
Dated: October 9, 2018	By:	/s/ John H. Zoeller
John H. Zoeller
Chief Financial Officer

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